UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP".

Background

On August 20, 2019, SGRP physically received delivery of the Written Consents of Stockholders seeking to appoint Panagiotis ("Panos") N. Lazaretos as a Director of SGRP (the "Brown Group Written Consents") from Mr. Robert G. Brown ("Mr. Brown"), who retired as the Chairman and an officer and director of SGRP on May 3, 2018, and SP/R, Inc. Defined Benefit Pension Trust, which is a trust for the benefit (in part) of Mr. Brown and controlled by Mr. Brown's children as its trustees (the "SP/R Trust" and, together with Mr. Brown, the "Brown Group"), The Brown Group then reported ownership of and shared voting power respecting 6,345,643 SGRP Shares, or approximately 30.1% of the 21,093,763 outstanding SGRP Shares. The Brown Group Written Consents were not then effective because signatures by a majority (more than 50%) of the outstanding SGRP Shares is required for stockholder written consents to be effective.

Mr. William H. Bartels did not participate in the Brown Group Written Consents. However, on October 14, 2019, SGRP physically received a written consent action from Mr. Bartels in substantially the same form as the Brown Group Written Consents, which consent action increased the Board size to create a vacancy and filled such vacancy by appointing Mr. Lazaretos as a director of SGRP (together with the Brown Group Written Consents, the "Written Consents").

Mr. Brown and Mr. Bartels, who also is currently is Vice Chairman and a director and officer of SGRP, have filed Schedule 13Ds as a group with the SEC, most recently on October 18, 2019, and have taken collective action through the Written Consents and previous written consents.  Mr. Bartels individually owns 5,288,693 shares 25.1% of SGRP Shares (the "Bartels Shares").  Together, the Brown Group and Mr. Bartels (the "Majority Stockholders") beneficially own a total of approximately 55.2% (or 11,634,336 shares) of the total SGRP Shares issued and outstanding as of August 2, 2019 (as reported in SGRP's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, as filed with the SEC on November 14, 2019). For a description of the past written consents submitted by the Majority Stockholders as a group, see SGRP's Current Reports on Form 8-K as filed with the SEC on July 6, 2018 (removal of Laurence T. Kellar as an independent director), and on September 28, 2018 (challenge of proposed By-Law amendments).

SGRP did not participate in and did not and does not support the unilateral Written Consents.

Increase of the Size of the Board of Directors

The Written Consents included resolutions to increase the size of the Board from seven to eight in order to create a vacancy to be filled by the Mr. Lazaretos, which became effective on December 10, 2019.

Appointment and Election of Panagiotis ("Panos") N. Lazaretos as a Director

Panagiotis ("Panos") N. Lazaretos was unilaterally selected, appointed and elected by the Majority Stockholders pursuant to the Written Consents (as defined above) to serve on the Board until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified, which became effective on December 10, 2019.

The Written Consents were delivered in escrow pending the Board meeting on October 13, 2019, in which the five Board members present approved a resolution, conditioned upon release of the Written Consents, confirming the following (the "Confirmation"): (1) receipt of the Written Consents; the increase in Board size from seven to eight and the election of Mr. Lazaretos to the Board pursuant to the Written Consents, effective following completion of the definitive information statement on Schedule 14C required to be delivered to SGRP's stockholders pursuant to applicable SEC rules (the "Definitive Information Statement") and after all of the other notices, filings and other conditions required under applicable law have been satisfied; (2) the appointment of Mr. Lazaretos as a non-voting Board "Observer" so he could immediately begin to join in Board meetings in order to bridge the timing gap; (3) the Board's desire that the Information Statement will be started as soon as reasonably possible; and (4) the Board's desire to have a majority of independent directors as required by applicable Nasdaq rules and to take such actions as may be necessary to respond to any Nasdaq deficiency notice that may be triggered by the appointment of Mr. Lazaretos as a non-independent director, which appointment will result in SGRP having less than a majority (four out of eight) of independent directors as required by applicable Nasdaq rules. Christiaan Olivier, Chief Executive Officer, President and a director of SGRP and Mr. Jeffery Mayer, a director of SGRP, could not attend the October 13, 2019 Board meeting and did not participate in such vote. The Written Consents were released on October 13, 2019, shortly after Board meeting was held. Because the Written Consents were released on a Sunday, the Written Consents were effectively delivered to SGRP on the next business day (Monday, October 14, 2019).

In order to provide the notices and information required by the SEC and Delaware law, the SGRP's definitive Information Statement respecting the appointment of Panos Lazaretos to the Board by Written Consents on Schedule 14C was filed with the SEC and mailed to stockholders on November 20, 2019 (the "Information Statement"), and on Tuesday December 10, 2019 (the 20th day following such filing and mailing in accordance with SEC Rules), Mr. Lazaretos was automatically seated as a Director on the Board. As reported in the Information Statement and other SEC filings, the Governance Committee and the independent directors of the Board previously determined that when Mr. Lazaretos becomes a director, he would not be independent pursuant to applicable Nasdaq rules and the Governance Committee Charter. See Determining Independence, below.

Currently, four out of eight directors on the Board are considered independent (this number includes Mr. Jeffrey Mayer, who is considered an independent director except for matters regarding related party transactions). Accordingly, the Board does not have a majority of independent directors and that is a violation of the Nasdaq continued listing rules requiring that the Board have a majority of independent directors (the "Board Independence Rule"). Such a violation (if not timely cured) could ultimately result in Nasdaq moving to delist SGRP (see SGRP's Current Reports on Form 8-K, as filed with the SEC on August 12, 2019, August 23, 2019 and September 16, 2019). See also Determining Independence, and Failure to Maintain a Majority of Independent Directors on the Board, below.

Panagiotis ("Panos") N. Lazaretos Biography

Mr. Lazaretos joined the SGRP Board on December 10, 2019, when his appointment under the Written Consents became effective. Mr. Lazaretos has over 15 years of international business development experience focusing on retail service operations and on Central and Eastern Europe, Russia, the Middle East and North Africa. Mr. Lazaretos is a co-founder and significant shareholder of and since November 2017 has been the Chief Executive Officer and Chairman of the Board of Directors of Thenablers, Inc., a non-operational international business development organization that will be focused on the design and execution of new market strategies for its clients. Robert G. Brown, William H. Bartels and a number of their related parties are investors in Thenablers (although they collectively own less than one-half percent of the Thenablers outstanding stock). According to its most recent SEC Filings, Thenablers, Inc. is a development-stage company and has recorded no revenue through June 30, 2019. From time to time, Mr. Lazaretos has provided consulting services to SPAR InfoTech, Inc., an affiliate of the Corporation owned by Robert G. Brown, who retired as the Chairman and an officer and director of SGRP on May 3, 2018, and who is part of a control group with Mr. Bartels and others (see Background, above). Feb 2017 to June 2019, Mr. Lazaretos was a Director of Business Development at Sales Service International. From June 2013 to November 2016, Mr. Lazaretos was a Regional Director for Field Marketing Services for Adecco Group. From June 2002 to May 2013, Mr. Lazaretos was a Vice President of International Operations for SGRP where he worked from Greece and helped SGRP's President of International Operations and Chief Executive Officer in dealing with SGRP's largely autonomous joint venture subsidiaries and related expansions. From July 1999 to June 2002, Mr. Lazaretos was a Director of Technology at SGRP, and held the same position with one of its pre-merger predecessors from June 1997 to July 1999, where he began his career and helped them transition from a paper process to a web-based data collection and reporting platform. In May 1997, Mr. Lazaretos received a BS in Computer Science from the State University of New York, New York, at New Paltz, and from 1999 to 2001 attended MBA classes focused on information technology at Pace University.

Determining Independence

The Board and the Governance Committee have determined that the Board should always have a majority of independent directors as required by applicable Nasdaq and SEC rules. SGRP's Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004, requires that (among other things) a majority of the directors of the Board, and all of the members of its Audit Committee, Compensation Committee and Governance Committee, be independent directors as required by applicable Nasdaq and SEC rules and the Governance Committee's Charter.

The Governance Committee's charter requires that it determine and "confirm that a majority of the Board and all of the members of the Audit Committee, Compensation Committee and Governance Committee are Independent Directors". The Charter specifies that an "Independent Director" is one who is free from (i) all relationships that would disqualify him or her as an independent director under Nasdaq rules, and (ii) all other significant relationships with the Company or any of its affiliates, customers, vendors or competitors or other significant relationships that would be reasonably likely to adversely affect his or her independence or objectivity.

The Governance Committee is required to report its conclusions to the Board and recommend corrective actions (such as recommending that the Board seek to increase the Board size and add another Independent Director). Since there is no presumption of independence, Nasdaq Rule 5605(a)(2) requires an affirmative determination that, in the opinion of the board (SGRP's Governance Committee), the person has no relationship that could interfere with the exercise of independent judgment in carrying out the responsibilities of a director (i.e., an "independent decision making ability").

Counsel has advised (and Nasdaq has confirmed) that: there is no presumption of independence; an affirmative determination of the director's ability to act independently must be made by the Board (which has delegated the independence determination to its Governance Committee); and the applicable standards establish minimum rather than maximum standards for independence, so that higher independence standards are consistent with Nasdaq and other rules. SGRP has received the same advice from counsel respecting applicable securities laws and rules and Delaware law.

Only Arthur B. Drogue, R. Eric McCarthey, Jeffrey A. Mayer (except with respect to matters regarding related party transactions) and Arthur H. Baer have been determined to be independent by the Governance Committee.

Mr. Olivier is the Chief Executive Officer of SGRP, and Mr. Bartels is the Vice Chairman and significant stockholder of SGRP. Accordingly, the Governance Committee and the independent directors on the Board have determined that Messrs. Olivier and Bartels are not independent directors.

Peter Brown is not considered independent by the Governance Committee because he is an affiliate and related party with respect to the Corporation and was proposed by Mr. Robert G. Brown to represent the Brown family interests. he was an employee and is a representative and stockholder of SPAR Administrative Services, Inc. ("SAS") and certain of its affiliates, the nephew of Mr. Robert G. Brown (a current significant stockholder of SGRP, a member of a 13D control group, and SGRP's former Chairman and director), is a director of SPAR BSMT and owns EILLC, which owns 10% interest in SGRP's Brazilian subsidiary. Peter Brown also is, and since 2013 has been, representing SAS as a director of Affinity Insurance, Ltd. (see the caption Affinity Insurance, below).

As reported in the Information Statement and other SEC filings, the Governance Committee and the independent directors of the Board previously determined that when Mr. Lazaretos becomes a director, he would be deemed non-independent pursuant to applicable Nasdaq rules and the Governance Committee Charter.

Mr. Lazaretos was determined to be non-independent by the Governance Committee because of (among other things) his long-term relationship with Robert G. Brown and his companies and he was at one time an employee of SGRP and was later engaged by Mr. Brown's company, SPAR InfoTech, Inc., an affiliate of SGRP (See Transactions with Related Persons, Promoters and Certain Control Persons, below). SEC and Delaware Counsel have each advised that this was a reasonable determination. However, the Governance Committee is seeking additional written guidance from Nasdaq and counsel and, depending on such guidance and the availability of any new evidence of his independence, the Governance Committee the Governance Committee may review its earlier determination.

Failure to Maintain a Majority of Independent Directors on the Board

Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to consist of independent directors, as defined in Rule 5605(a)(2) (together, the "Board Independence Rule"). See Determining Independence, above. When similar circumstances occurred in the past with the forced retirement of independent directors, SGRP received notification letters from Nasdaq stating that SGRP no longer complied with Nasdaq's Board Independence Rule and had a stipulated grace period to regain compliance therewith. See SGRP's Current Reports on Form 8-K as filed with the SEC on December 14, 2018, July 31, 2019 and October 18, 2019.

The seven-member Board currently has three wholly independent directors and one director classified as independent on all but related party matters, which has satisfied Nasdaq's Board Independence Rule. See SGRP's Current Report on Form 8-K respecting such compliance as filed with the SEC on September 16, 2019, and for details respecting Mr. Baer's appointment as an independent director, see SGRP's Current Report on Form 8-K as filed with the SEC on September 6, 2019.

With the increase in Board size to eight and the addition of Mr. Lazaretos as a non-independent director, the Board has half (4) independent directors and half (4) non-independent directors, and does not satisfy Nasdaq's Board Independence Rule.

Nasdaq has already orally confirmed that the Board having four independent directors out of eight as a result of Mr. Lazaretos' appointment as a director would not comply with Nasdaq's Board Independence Rule, and SGRP's contact at Nasdaq asked when would SGRP increase its Board size to nine and add another independent director and whether such additional independent director had already been identified. Accordingly, SGRP believes that following Mr. Lazaretos' appointment as a director, the Board size would have to be increased to nine (requiring stockholder approval) and additional independent directors would need to be added to satisfy Nasdaq's Board Independence Rule. Since the Board size is currently eight and there is no vacant ninth seat, it is likely that SGRP will have to propose an acceptable corrective plan to Nasdaq within 45 days of its deficiency letter to SGRP respecting such a four-four Board.

Mr. Lazaretos was determined to be non-independent by the Governance Committee. SEC and Delaware Counsel have each advised that this was a reasonable determination. However, the Governance Committee is seeking additional written guidance from Nasdaq and counsel and, depending on such guidance and the availability of any new evidence of his independence, the Governance Committee the Governance Committee may review its earlier determination.

SGRP will ask its stockholders in the 2020 Special Meeting (see the Information Statement), now scheduled for January 16, 2020, to consider and grant authority to the Board to increase the size of the Board to nine directors without further stockholder action if reasonably necessary for compliance with Nasdaq's Board Independence Rule and other requirements. A preliminary Proxy Statement respecting the 2020 Special Meeting will soon be filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibits (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Special Meeting, the Company's failure to comply with the Nasdaq's continued listing requirements in the future as a result of any proposals approved at the Special Meeting, any further loss of Board independence or other change in Board or committee composition, any related party payments or settlements that may be authorized by a reconstituted Board, any other settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the SGRP Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	December 10, 2019
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer